EXHIBIT 10.3.e

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Amendment”) is entered into as of December 29, 2006, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“Luxco”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (together with Luxco, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (the “Subsidiary Guarantors”) listed on the signature pages hereto (each of Borrowers, Holdings and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”; and together with the Administrative Agent, the “Agents”, and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, Holdings, Subsidiary Guarantors, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that the Agents and the Required Lenders agree to amend Sections 6.10(a), (b), (c) and (d), Section 5.10(l), and Section 8.01(e) of the Credit Agreement, add a new defined term to Section 1.01 of the Credit Agreement, add new Sections 4.02(e), 5.01(m) and 6.10(e) and (f) to the Credit Agreement and add a new Exhibit P to the Credit Agreement, all upon the terms and subject to the conditions as herein set forth and waive various Events of Default related thereto.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) A new defined term is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read in its entirety as follows:

“Liquidity Requirement” shall have the meaning assigned to such term in Section 6.10 (f).

(b) Clause (l) of Section 5.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(l) Monthly Reports. As soon as available and in any event within 20 days after the end of each fiscal month of each fiscal year (except with respect to any months for which quarterly or yearly financial statements are prepared), beginning with the fiscal month ending July 31, 2006, (i) the consolidated balance sheet of Holdings as of the end of such fiscal month and related consolidated statements of income and cash flows for such fiscal month and for the then elapsed portion of the fiscal year, in comparative form with (A) the budget delivered pursuant to Section 5.01(g) in respect of such fiscal month and such then elapsed portion of such fiscal year and (B) the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, and notes thereto (including, with respect to any Subsidiary of Holdings that is not a Subsidiary Guarantor, and each other Subsidiary of Holdings for which such note is required to be prepared pursuant to the requirements of applicable law or GAAP, a note with a consolidating balance sheet and financial statement of income and cash flows separating out each such Subsidiary) and accompanied by a certificate of a Financial Officer of a Loan Party certifying that no Event of Default has occurred or, if such Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, and also stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied, and on a basis consistent with audited financial statements referred to in clause (a) of this Section, subject to normal year-end audit adjustments, (ii) a narrative report and management’s discussion and analysis, in form and substance reasonably satisfactory to the Administrative Agent, of the consolidated financial condition and results of operations of the Loan Parties for such fiscal month and (iii) a report in form and substance reasonably satisfactory to the Administrative Agent identifying, as of the end of such month, (A) each cash account of Loan Parties (other than (x) payroll accounts and trust accounts maintained in the ordinary course of business, (y) accounts from which cash is swept to other accounts no less frequently than weekly and (z) other accounts that do not contain funds in the aggregate in excess of US$50,000 at any time), (B) the balance of each such account, (C) the financial institution at which each such account is held, and (D) the account number of each such account.”

(c) A new clause (m) is hereby added to Section 5.01 of the Credit Agreement to read in its entirety as follows:

“(m) Liquidity Reports; Flash Reports; Account Information. Within six (6) Business Days after the end of each month commencing with the month ending December 31, 2006, (i) a certificate in the form of Exhibit P hereto with respect to the Loan Parties’ compliance with the Liquidity Requirement and (ii) a flash report in form and substance reasonably satisfactory to the Administrative Agent setting forth the consolidated revenues of the Loan Parties and Consolidated EBITDA for the fiscal month then most recently ended.”

(d) Sections 6.10(a), (b), (c) and (d) of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, at the last day of each fiscal quarter during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Leverage Ratio
Closing Date - December 31, 2005	5.100 to 1.0
January 1, 2006 - March 31, 2006	4.700 to 1.0
April 1, 2006 - June 30, 2006	4.850 to 1.0
July 1, 2006 - September 30, 2006	6.850 to 1.0
October 1, 2006 - December 31, 2006	15.000 to 1.0
January 1, 2007 - March 31, 2007	30.000 to 1.0
April 1, 2007 - June 30, 2007	25.000 to 1.0
July 1, 2007 - September 30, 2007	15.000 to 1.0
October 1, 2007 - December 31, 2007	4.250 to 1.0
January 1, 2008 - December 31, 2008	3.200 to 1.0
January 1, 2009 and thereafter	2.625 to 1.0

(b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, for any Test Period ending during any period set forth below, to be less than the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio
Closing Date - December 31, 2005	2.500 to 1.0
January 1, 2006 - March 31, 2006	3.000 to 1.0
April 1, 2006 - September 30, 2006	2.000 to 1.0
October 1, 2006 - December 31, 2006	0.400 to 1.0
January 1, 2007 - March 31, 2007	0.400 to 1.0
April 1, 2007 - June 30, 2007	0.400 to 1.0
July 1, 2007 - September 30, 2007	0.900 to 1.0
October 1, 2007 - December 31, 2007	3.300 to 1.0
January 1, 2008 - December 31, 2008	4.500 to 1.0
January 1, 2009 and thereafter	5.250 to 1.0

(c) Minimum Interest Coverage Ratio (Excluding CapEx). Permit the Consolidated Interest Coverage Ratio (Excluding CapEx), for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio (Excluding CapEx)
Closing Date - December 31, 2005	1.000 to 1.0
January 1, 2006 - June 30, 2006	1.400 to 1.0
July 1, 2006 - September 30, 2006	0.875 to 1.0
October 1, 2006 - September 30, 2007	Waived
October 1, 2007 - December 31, 2007	1.600 to 1.0
January 1, 2008 - December 31, 2008	2.000 to 1.0
January 1, 2009 and thereafter	3.750 to 1.0

(d) Capital Expenditure Limit. Make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods:

Period	Capital Expenditures
January 1, 2006 - September 30, 2006	$45,000,000
October 1, 2006 - December 31, 2006	$55,000,000
January 1, 2007 - March 31, 2007	$10,000,000
April 1, 2007 - June 30, 2007	$65,000,000
July 1, 2007 - September 30, 2007	$20,000,000

(e) New clauses (e) and (f) are hereby added to Section 6.10 of the Credit Agreement to read as follows:

“(e) Minimum Consolidated EBITDA. Permit Consolidated EBITDA, for each twelve (12)-fiscal month period ending on the last day of each fiscal month during each period set forth in the table below, to be less than the aggregate amount set forth opposite such period in the table below:

Test Period	Consolidated EBITDA
December 1, 2006 - June 30, 2007	$25,000,000
July 1, 2007 - July 31, 2007	$30,000,000
August 1, 2007 - August 31, 2007	$40,000,000
September 1, 2007 - September 30, 2007	$50,000,000

(f) Minimum Liquidity. (i) Permit, on the last day of each fiscal month, the sum of (A) the unutilized and available Revolving Commitments plus (B) the qualified and unrestricted cash and Cash Equivalents held by Loan Parties to be less than $75,000,000 (the “Liquidity Requirement”) or (ii) fail to deliver any certificate in respect of the Liquidity Requirement required to be delivered pursuant to Section 5.01(m) of this Agreement.”

(f) Clause (e) of Section 8.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(e) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs (a), (b) or (d) immediately above) and such default shall continue unremedied or shall not be waived for a period of: (i) with respect to a default under Section 5.01(m)(i), two (2) Business Days after the occurrence of such default, (ii) with respect to a default under Section 5.01(m)(ii), five (5) Business Days after the occurrence of such default and (iii) with respect to any other default, thirty (30) days after written notice thereof from the Administrative Agent or any Lender to Borrowers;”

(g) A new Exhibit P is hereby added to the Credit Agreement to read in its entirety as set forth on Exhibit P attached hereto.

SECTION 2. Acknowledgement by Borrowers of Obligations.

The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on December 15, 2006, (a) the Borrowers are not indebted to the Lenders in respect of the Revolving Loans and (b) the Borrowers are indebted to the Lenders in respect of the Letters of Credit in the principal amount of approximately US$5,835,339.74 (subject to currency exchange fluctuations and reductions for any Letters of Credit which are drawn and reimbursed after December 15, 2006).

SECTION 3. Representations, Warranties and Covenants of Loan Parties. To induce the Agents and Lenders to execute and deliver this Amendment, each of the Loan Parties represents, warrants and covenants that:

(a) The execution, delivery and performance by the Loan Parties of this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized, and this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) After giving effect to this Amendment, each of the representations and warranties made by or on behalf of such Loan Party to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Amendment, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof; and

(e) The recitals to this Amendment are true and correct.

SECTION 4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Amendment), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Amendment, all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Amendment.

SECTION 5. Costs and Expenses. Each of the Borrowers and the other Loan Parties agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment and the other agreements and documents executed in connection herewith.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission a signature page of this Amendment signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment.

SECTION 9. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 10. Further Assurances. Each Loan Party agrees to take, and to cause its Subsidiaries to take, all further actions and to execute and deliver, and to cause its Subsidiaries to execute and deliver, all further documents as the Agents, or either of them, may from time to time reasonably request to carry out the transactions contemplated by this Amendment.

SECTION 11. Effectiveness. This Amendment shall become effective at the time (the “Effective Date”) that all of the following conditions precedent have been satisfied (or waived) as determined by the Required Lenders in their sole discretion (as evidenced by the Required Lenders’ execution and delivery of this Amendment):

(a) Agreement. Duly executed signature pages for this Amendment signed by the Required Lenders and Loan Parties shall have been delivered to Administrative Agent.

(b) Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects, and no Event of Default or Default shall exist on the date hereof.

(c) Payment of Commitment Fees and Letter of Credit Fees. All outstanding Commitment Fees and Fees related to any of the Letters of Credit shall each have been paid in cash to the Administrative Agent.

(d) Amendment Fee. The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of each Lender that has executed and delivered this Amendment, an amendment fee of 25 basis points times the amount of each such Lender’s Commitment.

(e) Expenses. All of the expenses owing the Agents under Section 10.03 of the Credit Agreement shall have been paid in full.

(f) Perfection Certificate Supplement. Holdings and the Borrowers shall have delivered to the Administrative Agent a Perfection Certificate Supplement dated not earlier than three (3) Business Days prior to the Effective Date.

(g) Additional Documentation. Holdings and the Borrowers shall have delivered to the Administrative Agent any additional documentation that the Administrative Agent may reasonably request in connection with the ongoing review of the Loan Documents and the Collateral by Latham & Watkins LLP.

*** Signature Pages Follow ***

IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a Luxembourg company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

SUBSIDIARY GUARANTORS

MAGNACHIP SEMICONDUCTOR, INC., a California corporation

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR, INC., a Japanese company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

For execution as a deed:

EXECUTED AS A DEED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	Witness:

Name:	Name:

Address:	Address:

For execution otherwise than as a deed:

SIGNED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:

Name:

Address:

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

[Name]
Date:

Signature Page to Fifth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR, LTD., a Taiwan company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR B.V.

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR HOLDING COMPANY LIMITED, a British Virgin Islands company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

IC MEDIA INTERNATIONAL CORPORATION, a Cayman Islands company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

IC MEDIA TECHNOLOGY CORPORATION, a Taiwan company

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE LLC, as Swingline Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

KOREA EXCHANGE BANK

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

JPMORGAN CHASE BANK N.A.

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

Signature Page to Fifth Amendment to Credit Agreement

Exhibit P

Form of Liquidity Compliance Certificate

I, [                    ], the [chief financial officer/principal accounting officer/treasurer/controller] of MagnaChip Semiconductor S.A. and MagnaChip Semiconductor Finance Company (in such capacity and not in my individual capacity), with respect to that certain Credit Agreement dated as of December 23, 2004, among MagnaChip Semiconductor S.A. and MagnaChip Semiconductor Finance Company, as Borrowers, MagnaChip Semiconductor LLC, Subsidiary Guarantors parties thereto, the Lenders from time to time parties thereto (the “Lenders”), UBS AG, Stamford Branch, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, as collateral agent for the Secured Parties and the other agents named therein, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein having the respective meanings given to them in Article I of the Credit Agreement), hereby:

a. certify to the Administrative Agent that the sum of (i) the unutilized and available Revolving Commitments plus (ii) the qualified and unrestricted cash and Cash Equivalents held by Holdings, the Borrowers and their Subsidiaries on the last day of the fiscal month ended [                    ], 20[    ] was [                    ]. Therefore, the Loan Parties [have][have not] satisfied the Liquidity Requirement for such fiscal month ended [                    ], 20[    ].

b. attach hereto as Schedule 1 are detailed projections for the period from [THE FIRST BUSINESS DAY OF THE CURRENT FISCAL MONTH] through to and including [THE LAST DAY OF THE FISCAL MONTH ENDING FIVE MONTHS AFTER THE CURRENT FISCAL MONTH] indicating that the Loan Parties [are][are not] reasonably expected to comply with the Liquidity Requirement for any one or more of the six fiscal months covered in such projections.

c. certify to the Administrative Agent that I have acted in good faith and utilized reasonable assumptions and due care in the preparation of this Liquidity Compliance Certificate and the detailed projections attached hereto.

Dated this [    ] day of [                    ], 20[    ].

MAGNACHIP SEMICONDUCTOR S.A.

By:
Name:
Title:	[Financial Officer]

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY

By:
Name:
Title:	[Financial Officer]

Schedule 1

to Liquidity Compliance Certificate

[See Attached Detailed Projections]

Actual & Projected Liquidity

December 31, 2006

($ in millions)

	2006 November	2006 December	2007
($ mm)			January	February	March	April	May	June	YTD
EBITDA									—
Adjustments to reconcile net income FX adjustments

Cash Interest			—	—	—	—	—	—	—

Cash Income Taxes	—		—	—	—	—	—	—	—

Working Capital (Use)/Source
Accounts Receivable			—	—	—	—	—	—	—
Other Receivable			—	—	—	—	—	—	—
Inventories			—	—	—	—	—	—	—
Accounts Payables			—	—	—	—	—	—	—
Other Accounts Payables
Accrued expenses
Others			—	—	—	—	—	—	—

Net Cash used in operating activities			—	—	—	—	—	—	—

Capital Expenditures
Maintenance									—
Purchases of plant, property and equipment									—
Acquisition of business

Net cash used in investing activities	—		—	—	—	—	—	—	—

Repayment of borrowings, net	—		—	—	—	—	—	—	—
Issuance of common unit	—		—	—	—	—	—	—	—

Net cash used in financing activities	—

Free Cash Flow	—	—

Revolver (Repayments) / Drawdown	—	—

Beginning Revolver Balance	—	—
Ending Revolver Balance	—	—

Beginning Cash
Ending Cash	—

Revolver Capacity
Less: Revolver Drawn	—	—
Less: LCs

Revolver Availability
Plus: Cash on Hand	—	—

Monthly Liquidity	—